Supplement, dated June 16, 2006
To Combined Prospectus/Proxy Statement dated June 9, 2006

SUPPLEMENT
MUTUAL OF AMERICA INVESTMENT CORPORATION

The date of the Special Meeting has been changed to July 24, 2006. All references in the Combined Prospectus/Proxy Statement to the date of the Special Meeting, previously July 14, 2006, are hereby deleted and replaced by July 24, 2006. All references to July 13, 2006 are hereby deleted and replaced by July 21, 2006.